                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                -----------------



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) October 30, 2002
                                                         ----------------


                                  GenCorp Inc.
                  --------------------------------------------

               (Exact Name of Registrant as Specified in Charter)



            Ohio                        1-1520                 34-0244000
            ----                        ------                 ----------
(State or Other Jurisdiction       (Commission File           IRS Employer
      of Incorporation)                 Number)            Identification No.)



Highway 50 and Aerojet Road, Rancho Cordova, California           95670
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         (Address of Principal Executive Offices)               (Zip Code)


P.O. Box 537012, Sacramento, California                         95853-7012
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         (Mailing Address)                                      (Zip Code)


        Registrant's telephone number, including area code (916) 355-4000
                                                           --------------




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ITEM 5.  OTHER EVENTS

         Attached hereto as Exhibit 99.1 and incorporated herein by this reference is the text of the registrant's press release which was issued on October 30, 2002.

         Exhibit 99.1 is a GenCorp Inc. press release dated October 30, 2002, in which GenCorp announced that its subsidiary, Aerojet-General Corporation, successfully test fired a full-scale, 67-foot solid rocket motor for Lockheed Martin's Atlas(R) V launch vehicle. Preliminary review of post-test data indicates the motor achieved all performance objectives that were specified for the test.


ITEM 7.  EXHIBITS

Table                                                                                                  Exhibit
Item No.                Exhibit Description                                                             Number
--------                -------------------                                                             ------

          99            GenCorp Inc.'s press release dated October 30, 2002, in which GenCorp            99.1
                        announced that its subsidiary, Aerojet-General Corporation, successfully test fired a full-scale, 67-foot solid rocket motor for
                        Lockheed Martin's Atlas(R) V launch vehicle. Preliminary review of post-test data indicates the motor achieved all performance objectives that were specified for the test.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                   GENCORP INC.




                                           By:     /s/ Gregory Kellam Scott
                                                   -----------------------------
                                           Name:   Gregory Kellam Scott
                                           Title:  Senior Vice President, Law
                                                   General Counsel and Secretary


Dated:  October 31, 2002